Exhibit 99.1

Contact:	Robyn Brown Vice President, Investor Relations The Medicines Company 973-290-6000 investor.relations@themedco.com
FOR IMMEDIATE RELEASE:
THE MEDICINES COMPANY REPORTS FULL YEAR
AND FOURTH QUARTER 2008 FINANCIAL RESULTS
PARSIPPANY, NJ — February 18, 2009 — The Medicines Company (NASDAQ: MDCO) today announced its financial results for the full year and fourth quarter of 2008.
Financial highlights for the full year of 2008:
•	Net revenue increased by 35% to $348.2 million for 2008 from $257.5 million for 2007.
o	Angiomax® (bivalirudin) U.S. net revenue increased by 31% to $334.2 million for 2008 from $255.0 million for 2007.

o	Angiomax/Angiox ex-U.S. net revenue in 2008 increased by 444% to $13.6 million compared to $2.5 million in 2007.

o	Cleviprex® (clevidipine butyrate) net revenue for 2008 was $0.4 million. Cleviprex was launched in the U.S. on September 15, 2008. Initial gross orders from the sole source distributor totaled $10.0 million and were recorded as deferred revenue.
•	Net loss for 2008, primarily related to the Curacyte Discovery acquisition in the third quarter of 2008, was $8.5 million, or $0.16 per share, compared to net loss of $18.3 million, or $0.35 per share, for 2007 primarily due to the Nycomed transaction in the third quarter of 2007.

•	Non-GAAP net income for 2008 was $37.2 million, or $0.72 per share, compared to non-GAAP net income of $25.2 million, or $0.49 per share, for 2007. Non-GAAP net income excludes the Curacyte Discovery acquisition, the non-recurring Nycomed transaction charges, stock-based compensation expense and non-cash income taxes.
The Medicines Company 8 Sylvan Way Parsippany, New Jersey 07054 Tel: (973)290-6000 Fax: (973)656-9898

Clive Meanwell, Chief Executive Officer, stated, “2008 was another important year of building a global organization with a substantial portfolio of hospital critical care products. Strong revenue growth year on year continues to provide cash flow for us to invest in our future and we believe we are poised for further sustainable growth.”
Summary of 2008 Accomplishments
•	Angiomax U.S. top-line growth of 31%

•	Angiomax/Angiox ex-U.S. top-line growth of 444%; completed transition of distribution of all European countries previously serviced by Nycomed

•	Publication of HORIZONS AMI 30-day results and presentation of one-year data follow-up

•	Approval of Angiox ACS indication in Europe

•	Cleviprex approval and launch in the United States

•	Initial ex-US Cleviprex regulatory filings

•	Enrollment of approximately 5,300 patients in cangrelor Phase 3 program

•	Completed the acquisition of Curacyte Discovery

•	Continued global expansion
John Kelley, President and Chief Operating Officer, stated, “Our operating results in 2008 once again demonstrate the dedication and excellence of our associates as they serve the needs of critical care providers and their patients. We look forward to more progress in 2009 as we continue to build our global organization.”
Financial highlights for the fourth quarter of 2008:
•	Net revenue increased by 30% to $93.9 million for the fourth quarter of 2008 from $72.3 million for the same period in 2007.
o	Angiomax U.S. net revenue increased by 21% to $87.9 million for the fourth quarter of 2008 from $72.8 million for the fourth quarter of 2007.

o	Angiomax/Angiox ex-U.S. net revenue in the fourth quarter of 2008 increased $6.1 million to $5.6 million compared to ($0.5 million) in the fourth quarter 2007.

o	Cleviprex net revenue for the fourth quarter of 2008 was $0.4 million.
The Medicines Company 8 Sylvan Way Parsippany, New Jersey 07054 Tel: (973)290-6000 Fax: (973)656-9898

•	Net loss for the fourth quarter of 2008, was $4.2 million, or $0.08 per share, compared to net income of $1.5 million, or $0.03 per share for the fourth quarter of 2007.

•	Non-GAAP net income for the fourth quarter of 2008 was $1.8 million, or $0.03 per share, compared to non-GAAP net income of $5.6 million, or $0.11 per share, for the fourth quarter of 2007. Non-GAAP net income excludes stock-based compensation expense and non-cash income taxes.
The following table provides reconciliations between GAAP and non-GAAP net (loss) income for the full year (FY) and fourth quarter (Q4) of 2008 and 2007. Non-GAAP net income excludes the Curacyte Discovery acquisition, non-recurring Nycomed transaction charges, stock-based compensation expense and the non-cash provision (benefit) for income taxes:

	Reported			FAS 123R	Non-Cash
	GAAP Net	Curacyte		Stock-Based	Provision
	(Loss)	Discovery	Nycomed	Compensation	(Benefit) for	Non-GAAP
(in millions)	Income	Acquisition	Transaction	Expense	Income Taxes	Net Income [1]
FY 2008	$(8.5)	$13.2	—	$22.8	$9.7	$37.2
FY 2007	$(18.3)	—	$28.1	$15.4	—	$25.2
Q4 2008	$(4.2)	—	—	$5.4	$0.6	$1.8
Q4 2007	$1.5	—	—	$4.1	—	$5.6

Note: Amounts may not sum due to rounding.

[1]	Excluding the Curacyte Discovery acquisition costs, non-recurring Nycomed transaction charges, stock-based compensation expense and the non-cash provision (benefit) for income taxes.
Reconciliations between GAAP and non-GAAP fully diluted (loss) earnings per share (EPS) for the full year (FY) and fourth quarter (Q4) of 2008 and 2007 are provided in the following table:

				FAS 123R	Non-Cash
		Curacyte		Stock-Based	Provision
	Reported	Discovery	Nycomed	Compensation	(Benefit) for	Non-GAAP
(per share)	GAAP EPS	Acquisition	Transaction	Expense	Income Taxes	EPS[1]
FY 2008	$(0.16)	$0.25	—	$0.44	$0.19	$0.72
FY 2007	$(0.35)	—	$0.54	$0.30	—	$0.49
Q4 2008	$(0.08)	—	—	$0.10	$0.01	$0.03
Q4 2007	$0.03	—	—	$0.08	—	$0.11
Note: Amounts may not sum due to rounding.
The Medicines Company 8 Sylvan Way Parsippany, New Jersey 07054 Tel: (973)290-6000 Fax: (973)656-9898

[1]	Excluding the Curacyte Discovery acquisition costs, non-recurring Nycomed transaction charges, stock-based compensation expense and the non-cash provision (benefit) for income taxes.
The Company believes that presenting the non-GAAP information contained in the financial tables and in this press release assists investors and others in gaining a better understanding of the Company’s core operating results and future prospects, expected growth rates or forecasted guidance, particularly as related to the Curacyte Discovery acquisition costs, non-recurring Nycomed transaction charges, stock-based compensation expense and non-cash income taxes. Management uses this non-GAAP information, in addition to the GAAP information, as the basis for measuring the Company’s core operating performance and comparing such performance to that of prior periods and to the performance of its competitors. Such measures are also used by management in its financial and operating decision-making. Non-GAAP information is not meant to be considered superior to or a substitute for the Company’s results of operations prepared in accordance with GAAP. A reconciliation of GAAP results with non-GAAP results may also be found in the attached financial tables.
2009 Guidance (in millions, except percentages and per share data)

		Targanta Acquisition
	2009 Guidance	Impact (2)
Net Sales
US Angiomax	$395-$405
International Angiox	$30-$40
US Cleviprex	$10-$19
Total	$435-$464
Cost of Revenue	28%

R&D (GAAP)	$79-$84	$15-$20	(3)

(w/o 123R)	$75-$80

SG&A (GAAP)	$186-$193	$10-$12	(3)

(w/o 123R)	$170-$175

Stock Based Comp -123R (1)	$20-$22

Investment Income	$3-$5

Effective Tax Rate	45%-50%

Net Income (loss) — GAAP	$26-$31		(4)

- Non GAAP	$66-$78		(4)

EPS — GAAP	$0.47-$0.57		(4)

EPS — Non GAAP	$1.22-$1.44		(4)
The Medicines Company 8 Sylvan Way Parsippany, New Jersey 07054 Tel: (973)290-6000 Fax: (973)656-9898

(1)	Note that GAAP reporting of R&D and SG&A include stock based compensation expense

(2)	Amounts contingent upon Targanta close in first quarter of 2009 presented on January 13, 2009 MDCO conference call

(3)	$10 million to $12 million in infrastructure costs including employees, one time transaction costs plus an additional $15 million to $20 million costs for a Phase III trial for oritavancin

(4)	Impact of Targanta acquisition to GAAP and non-GAAP net income and earnings per share will be provided subsequent to the close and completion of the valuation
There will be a conference call with management today at 8:30 a.m. Eastern Time to discuss full year and fourth quarter 2008 financial results, operational developments, guidance and outlook for 2009. The conference call will be available via phone and webcast. The webcast can be accessed at The Medicines Company website at www.themedicinescompany.com.
The dial in information is listed below:

Domestic Dial In:	800-901-5226
International Dial In:	617-786-4513
Passcode for both dial in numbers:	24685928
Replay is available from 11:30 a.m. Eastern Time following the conference call through March 4, 2009. To hear a replay of the call dial 888-286-8010 (domestic) and 617-801-6888 (international). Passcode for both dial in numbers is 28543782.
MDCO-F
About The Medicines Company: The Medicines Company (NASDAQ: MDCO) is focused on advancing the treatment of critical care patients through the delivery of innovative, cost-effective medicines to the worldwide hospital marketplace. The Company markets Angiomax® (bivalirudin) in the United States and other countries for use in patients undergoing coronary angioplasty, and Cleviprex® (clevidipine butyrate) injectable emulsion in the United States for the reduction of blood pressure when oral therapy is not feasible or not desirable. The Company also has an investigational antiplatelet agent, cangrelor, in late-stage development and a serine protease inhibitor,
The Medicines Company 8 Sylvan Way Parsippany, New Jersey 07054 Tel: (973)290-6000 Fax: (973)656-9898

CU-2010, in early-stage development. The Company’s website is www.themedicinescompany.com.
Statements contained in this press release about The Medicines Company that are not purely historical, and all other statements that are not purely historical, may be deemed to be forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Without limiting the foregoing, the words “believes,” “anticipates” and “expects” and similar expressions, including our 2009 guidance, are intended to identify forward-looking statements. These forward-looking statements involve known and unknown risks and uncertainties that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from those expressed or implied by these forward-looking statements. Important factors that may cause or contribute to such differences include the extent of the commercial success of Angiomax, whether the Company’s products will advance in the clinical trials process on a timely basis or at all, whether the Company will make regulatory submissions for product candidates on a timely basis, whether its regulatory submissions will receive approvals from regulatory agencies on a timely basis or at all, whether physicians, patients and other key decision makers will accept clinical trial results, risks associated with the establishment of international operations, and such other factors as are set forth in the risk factors detailed from time to time in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission including, without limitation, the risk factors detailed in the Company’s Quarterly Report on Form 10-Q filed on November 10, 2008, which are incorporated herein by reference. The Company specifically disclaims any obligation to update these forward-looking statements.
The Medicines Company 8 Sylvan Way Parsippany, New Jersey 07054 Tel: (973)290-6000 Fax: (973)656-9898

The Medicines Company
Consolidated Statements of Operations
(unaudited)

	Year to Date December 31,
(in thousands, except per share data)	2008	2007
Net revenue	$348,157	$257,534

Operating expenses:
Cost of revenue	88,355	66,502
Research and development	105,720	77,255
Selling, general and administrative	164,903	141,807

Total operating expenses	358,978	285,564

Loss from operations	(10,821)	(28,030)

Other income	5,235	10,653

Loss before income taxes	(5,586)	(17,377)
Provision for income taxes	(2,918)	(895)

Net loss	$(8,504)	$(18,272)

Basic loss per common share	$(0.16)	$(0.35)

Shares used in computing basic loss per common share	51,904	51,624

Diluted loss per common share	$(0.16)	$(0.35)

Shares used in computing diluted loss per common share	51,904	51,624

The Medicines Company 8 Sylvan Way Parsippany, New Jersey 07054 Tel: (973)290-6000 Fax: (973)656-9898

The Medicines Company
Consolidated Statements of Operations
(unaudited)

	Three Months Ended December 31,
(in thousands, except per share data)	2008	2007
Net revenue	$93,873	$72,297

Operating expenses:
Cost of revenue	25,234	17,471
Research and development	23,202	23,307
Selling, general and administrative	47,900	32,350

Total operating expenses	96,336	73,128

Loss from operations	(2,463)	(831)

Other (loss) income	(22)	2,688

(Loss) income before income taxes	(2,485)	1,857
Provision for income taxes	(1,713)	(350)

Net (loss) income	$(4,198)	$1,507

Basic (loss) income per common share	$(0.08)	$0.03

Shares used in computing basic (loss) income per common share	52,089	51,706

Diluted (loss) income per common share	$(0.08)	$0.03

Shares used in computing diluted (loss) income per common share	52,089	52,182

The Medicines Company 8 Sylvan Way Parsippany, New Jersey 07054 Tel: (973)290-6000 Fax: (973)656-9898

The Medicines Company
Condensed Consolidated Balance Sheets
(unaudited)

	December 31,	December 31,
(in thousands)	2008	2007
ASSETS
Cash, cash equivalents and available for sales securities	$216,206	$222,113
Accrued interest receivable	1,336	1,598
Accounts receivable, net	33,657	25,584
Inventory	28,229	35,468
Prepaid expenses and other current assets	16,402	7,425

Total current assets	295,830	292,188

Fixed assets, net	27,331	3,245
Intangible assets, net	16,349	14,929
Restricted cash	5,000	5,000
Deferred tax assets	37,657	46,018
Other assets	5,237	136

Total assets	$387,404	$361,516

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities	$89,379	$83,620
Stockholders’ equity	298,025	277,896

Total liabilities and stockholders’ equity	$387,404	$361,516

The Medicines Company 8 Sylvan Way Parsippany, New Jersey 07054 Tel: (973)290-6000 Fax: (973)656-9898

The Medicines Company
Reconciliation of GAAP to non-GAAP Measures
(Amounts in thousands, except per share data)
(Unaudited)

	Year to Date December 31,
	2008
	GAAP		SFAS	Non-Cash	Non-GAAP
	Reported (1)	Curacyte (2)	123R (3)	Taxes (4)	Adjusted (5)

Net revenue	$348,157	$—	$—	$—	$348,157

Operating expenses:
Cost of revenue	88,355	—	(803)	—	87,552
Research and development	105,720	(21,373)	(3,750)	—	80,597
Selling, general and administrative	164,903	—	(18,245)	—	146,658

Total operating expenses	358,978	(21,373)	(22,798)	—	314,807

(Loss) income from operations	(10,821)	21,373	22,798	—	33,350

Other income	5,235	—	—	—	5,235

(Loss) income before income taxes	(5,586)	21,373	22,798	—	38,585
(Provision) benefit for income taxes	(2,918)	(8,154)	—	9,674	(1,398)

Net (loss) income	(8,504)	13,219	22,798	9,674	37,187

Basic and diluted (loss) earnings per common share	$(0.16)	$0.25	$0.44	$0.19	$0.72

Shares used in computing basic and diluted (loss) earnings per common share	51,904	51,904	51,904	51,904	51,904

(1)	GAAP results

(2)	Curacyte Discovery acquisition costs

(3)	Non-cash stock compensation expense

(4)	Non-cash tax provision

(5)	Non-GAAP results
The Medicines Company 8 Sylvan Way Parsippany, New Jersey 07054 Tel: (973)290-6000 Fax: (973)656-9898

The Medicines Company
Reconciliation of GAAP to non-GAAP Measures
(Amounts in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,
	2008
	GAAP		SFAS	Non-Cash	Non-GAAP
	Reported (1)	Curacyte (2)	123R (3)	Taxes (4)	Adjusted (5)

Net revenue	$93,873	$—	$—	$—	$93,873

Operating expenses:
Cost of revenue	25,234	—	(226)	—	25,008
Research and development	23,202	—	(883)	—	22,319
Selling, general and administrative	47,900	—	(4,315)	—	43,585

Total operating expenses	96,336	—	(5,424)	—	90,912

(Loss) income from operations	(2,463)	—	5,424	—	2,961

Other (loss) income	(22)	—	—	—	(22)

(Loss) income before income taxes	(2,485)	—	5,424	—	2,939
(Provision) benefit for income taxes	(1,713)	—	—	573	(1,140)

Net (loss) income	(4,198)	—	5,424	573	1,799

Basic and diluted (loss) earnings per common share	$(0.08)	$—	$0.10	$0.01	$0.03

Shares used in computing basic and diluted (loss) earnings per common share	52,089	52,089	52,089	52,089	52,089

(1)	GAAP results

(2)	Curacyte Discovery acquisition costs

(3)	Non-cash stock compensation expense

(4)	Non-cash tax provision

(5)	Non-GAAP results
The Medicines Company 8 Sylvan Way Parsippany, New Jersey 07054 Tel: (973)290-6000 Fax: (973)656-9898